Exhibit 10.4

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT made as of ___________, 2008, by HOWARD ULLMAN, residing at 5000 Thoroughbred Land, Southwest Ranches, Florida 33330, and with offices located at 350 Jim Moran Blvd., Deerfield Beach, Florida 33442 (hereinafter designated the "Undersigned" or "Subordinator"), in favor of STERLING NATIONAL BANK, a national banking association, having an office located at 500 Seventh Avenue, New York, New York 10018 (hereinafter designated the "Bank");

For and in consideration of the extension of credit and other financial accommodations given, to be given or continued by the Bank to CAPSTONE INDUSTRIES, INC. (hereinafter designated the "Borrower"), the Undersigned and CHDT Corporation (“CHDT”) hereby agree as follows:

1.           That the Borrower is or will be indebted to the Bank as a result of instruments, agreements, and/or documents (hereinafter referred to as the "Loan Documents") executed or to be executed by the Borrower in favor of the Bank and/or by an extension of credit made or to be made by the Bank to the Borrower (hereinafter referred to as "Borrower's Bank Obligations").

2.           That CHDT is indebted to the Undersigned in the amount of $546,025.00 (together with all accrued and future interest thereon) (hereinafter referred to as the "Subordinated Debt"); that the Undersigned has not subordinated all or any portion of the Subordinated Debt to the debts or claims of any other creditor of the Borrower by any agreement presently effective; and that the Undersigned has not assigned the Subordinated Debt, or any part thereof, by any assignment presently effective.

3.           That, until payment in full of Borrower's Bank Obligations, and subject to the provisions of the Loan and Security Agreement executed by the Borrower, CHDT and the Undersigned in favor of the Bank as well as all extensions, modifications and renewals thereof, the Undersigned will not receive from CHDT any sum or thing of value in full or partial satisfaction of, or as security for, the Subordinated Debt regardless of the time when Borrower's Bank Obligations arose; and all claims of the Undersigned against CHDT, of every nature, presently existing and hereafter arising, shall be subordinated to the Borrower's Bank Obligations to the end that the Borrower's Bank Obligations shall be paid and discharged in full before any payment or security is received by the Undersigned in part or full payment of, or as security for, the Subordinated Debt.

4.           Until payment in full of Borrower's Bank Obligations, to assign to the Bank all the Subordinated Debt as security for the payment by the Borrower of the Borrower's Bank Obligations, with full right in favor of the Bank to receive payment of said Subordinated Debt, and to enforce and collect said Subordinated Debt by suit, or by filing proof in any proceeding in bankruptcy, reorganization, insolvency or other proceeding under state or federal law for an adjustment, settlement, extension or composition of or other relief from debts, or otherwise. If any payment is received by the Undersigned for or on account of the Subordinated Debt, the Undersigned will hold it in trust for the Bank, and will deliver it to the Bank in the form in which it is received, with endorsement where required, for credit against the Borrower's Bank Obligations.  Any security interest or other lien in any property of CHDT granted to the Subordinator by CHDT, including all filings and recordings, are subordinate and inferior to the security interests and liens granted to the Bank pursuant to the Loan Documents, if any, irrespective of the time or order of filing and/recording. Anything to the contrary notwithstanding, so long as there are outstanding any obligations of the Borrower to the Bank in connection with the Bank's Loan Documents or any extension of credit made by the Bank to the Borrower however evidenced, the Undersigned (i) will not exercise any rights with respect to any of the property and assets of CHDT in which the Bank or the Undersigned has a security interest or lien of any kind, if any, all agreements and filings to the contrary notwithstanding, (ii) will not exercise any rights with respect to any other property or assets of CHDT, and (iii) will not take any action against CHDT which would impair or adversely affect the Bank's ability to collect all of Borrower's Bank Obligations.

5.           In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, readjustment of indebtedness, composition, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, winding up, liquidation, or any other marshaling of the assets and liabilities of CHDT, any payment or distribution of assets of CHDT of any kind or character, whether in cash, securities or other property, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness of CHDT to the Undersigned up to the sum of the Subordinated Debt shall be paid or delivered directly to Bank for application on Borrower's Bank Obligations until same shall have been fully paid and satisfied. Bank shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor, and Bank is hereby authorized, as attorney-in-fact for the Undersigned, to vote and prove the Subordinated Debt in any of the above described proceedings or in any meeting of creditors of CHDT relating thereto.

6.           Not to assign, transfer, hypothecate or dispose of any claim it has or may have against CHDT while Borrower's Bank Obligations remain unpaid, without the written consent of Bank.

7.           Promptly upon receipt, endorse and deliver to Bank all notes or other instruments now or hereafter issued which evidence any indebtedness of CHDT to the Undersigned up to the sum of the Subordinated Debt.

8.           That this is a continuing agreement of subordination and the Bank may, without notice to the Undersigned, extend and continue to extend credit to the Borrower on the faith hereof, until written notice of revocation hereof is received by the Bank. Such revocation shall not affect this Subordination in respect to any of the Borrower's Bank Obligations theretofore incurred, whether then due and payable or thereafter to become due and payable, nor shall such revocation affect any extensions or renewals of such Obligations, or any part thereof, after such notice or revocation is received by the Bank, and, as to such Obligations, such revocation shall not become effective until such Obligations are fully paid.

9.           The Bank may, without notice to and without the consent of the Undersigned, and without impairing or in any way affecting this Subordination Agreement:

(a) Exchange or surrender all or any part of any property or interest in property held by the Bank by way of pledge, assignment, security agreement, mortgage, hypothecation or otherwise, as security for the payment of Borrower's Bank Obligations;

(b) Release or settle or compromise with any other guarantor or guarantors of, or surety or sureties on, any of Borrower's Bank Obligations.

10.           To waive notice of the making of any extension of credit by the Bank to the Borrower, and of notice of default by the Borrower in the payment of Borrower's Bank Obligations.

11.           Bank's delay in or failure to exercise any right or remedy shall not be deemed a waiver of any obligation of the Undersigned or right of Bank. This Subordination Agreement may be modified, and any of Bank's rights hereunder waived, only by agreement in writing signed by Bank.

12.           All of Borrower's Bank Obligations shall be deemed to have been made or incurred at the request of Undersigned and in reliance upon this Subordination Agreement; provided, however, that neither the foregoing provision nor any other provision contained in this Subordination Agreement shall be deemed or construed to constitute, either directly or by implication, a guaranty by Undersigned of Borrower's Bank Obligations.

13.           For the purposes hereof:

(a) The Bank will be deemed to have extended credit to the Borrower when it makes a loan to the Borrower, or when it acquires an instrument for the payment of money upon which the Borrower is liable as maker, drawer, endorser, surety, guarantor or otherwise, or when it extends or renews any debt or instrument evidencing any debt owing to it by the Borrower or any debt or instrument evidencing any debt for the payment of which the Borrower is liable to the Bank as maker, drawer, endorser, surety, guarantor or otherwise; and

(b) The "Borrower's Bank Obligations" includes every liability to the Bank which arises when the Bank extends credit to the Borrower or otherwise including accrued interest, and all expenses, fees and costs for which the Borrower is liable to the Bank, or incurred by the Bank in connection with any indebtedness of the Borrower to the Bank, or the collection thereof.

14.           If this document is signed by more than one person or entity, the word "Undersigned," as used herein, includes all persons and entities so signing, and the liability of each of them hereunder shall be joint and several.

15.           THE UNDERSIGNED AND CHDT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DOCUMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO SUCH PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED AND CHDT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED AND CHDT EACH CERTIFIES THAT NO REPRESENTATIVE AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS DOCUMENT AND MAKE ANY LOAN TO BORROWER. THE UNDERSIGNED CONSENTS TO AND CONFERS PERSONAL JURISDICTION OVER SUCH PARTY ON THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK; EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH STATE COURTS; EXPRESSLY WAIVES ANY RIGHT OF REMOVAL FROM SUCH STATE COURTS; AND AGREES THAT ANY ACTION ARISING FROM THIS AGREEMENT OR ANY TRANSACTION HEREUNDER MUST BE BROUGHT ONLY IN THE STATE OF NEW YORK.

16.           The provisions hereof (1) shall be binding upon the Undersigned and CHDT, and all of their heirs, executors, administrators, successors and assigns; (2) shall inure to the benefit of the Bank, its successors and assigns; and (3) shall be governed by and be construed according to the laws of the State of New York.

17.           As used herein, the singular number includes the plural, and the masculine gender includes the feminine and the neuter.

IN WITNESS WHEREOF, the Undersigned has duly executed this document on the day and year first above written.

WITNESS/ATTEST:

________________________                    _________________________(L.S.)
                                            HOWARD ULLMAN